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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2003

GENERAL MARITIME CORPORATION
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands (State or other jurisdiction of incorporation or organization)	001-16531 (Commission file number)	06-159-7083 (I.R.S. employer identification no.)
35 West 56th Street New York, New York (Address of principal executive offices)		10019 (Zip code)

Registrant's telephone number, including area code: (212) 763-5600

GENERAL MARITIME CORPORATION
FORM 8-K
CURRENT REPORT

TABLE OF CONTENTS

Page
Item 5. Other Material Events	3
Signature	4

Item 5. Other Material Events.

        Enclosed as Exhibit 99.1 is a pres release from the Company, dated March 3, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 3, 2003	GENERAL MARITIME CORPORATION
	By:	/s/ JAMES C. CHRISTODOULOU James C. Christodoulou Vice President, Chief Financial Officer and Secretary

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TABLE OF CONTENTS
  Item 5. Other Material Events.
SIGNATURES